                                 UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                             ____________________

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) July 23, 1999

                                EMUSIC.COM INC.
            (Exact name of registrant as specified in its charter)

                             ____________________

         Delaware                             0-24671                                94-3290594
(State or other jurisdiction of         (Commission File Number)      (IRS Employer Identification No.)
       incorporation)

                           1991 Broadway, Suite 200
                        Redwood City, California  94063
              (Address of principal executive offices) (Zip Code)


      Registrant's telephone number, including area code   (650) 216-0200


                             GOODNOISE CORPORATION
         (Former name or former address, if changed since last report)
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Item 5.  Other Matters

     Effective July 22, 1999 (the "Reincorporation Effective Date"), the Registrant has changed its state of incorporation from Florida to Delaware. This change in the Registrants's state of incorporation was approved by the holders of a majority of the Registrant's outstanding shares of Common Stock and Series B Preferred Stock at the Registrant's special meeting held on July 16, 1999. At the time of reincorporation in the State of Delaware, the Registrant merged into its wholly-owned subsidiary and is continuing its business as a Delaware corporation. The reincorporation will not result in any change in the Registrant's business, assets or liabilities, will not cause the Registrant's corporate headquarters to be moved and will not result in any relocation of management or other employees. Shareholders of the Registrant will be instructed on the procedures to exchange shares of the Florida corporation into shares of the Delaware corporation. As of the Reincorporation Effective Date, certificates for shares of Common Stock and Series B Preferred Stock of the Florida Corporation will automatically represent an equal number of corresponding shares in the Delaware company.

     In connection with the reincorporation, the Registrant has changed its name from GoodNoise Corporation to EMusic.com Inc. This change in the Registrant's name was approved by the holders of a majority of the Registrant's outstanding shares of Common Stock and Series B Preferred Stock at the Registrant's special meeting held on July 16, 1999.

Item 7.  Exhibits

Exhibit No.         Description
-----------         -----------

2.1 Agreement and Plan of Merger dated July 21, 1999 by and between EMusic.com Inc., a Florida corporation, and EMusic.com Inc., a Delaware corporation.

2.2 Amended and Restated Certificate of Incorporation of EMusic.com Inc. dated July 16, 1999
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        EMUSIC.COM INC.


Date:  July 23, 1999                    By: /s/ Joseph Howell
                                            ------------------------------------
                                            Joseph Howell
                                            Executive Vice President and
                                            Chief Financial Officer
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                                 EXHIBIT INDEX
                                 -------------


Exhibit No.         Description
-----------         -----------

2.1 Agreement and Plan of Merger dated July 21, 1999 by and between EMusic.com Inc., a Florida corporation, and EMusic.com Inc., a Delaware corporation.

2.2 Amended and Restated Certificate of Incorporation of EMusic.com Inc. dated July 16, 1999